Exhibit 99.9

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Financial Statements

As of June 30, 2025 and December 31, 2024,

For the three and six months ended June 30, 2025 and June 30, 2024

(Unaudited)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Consolidated Balance Sheets
(Unaudited)

(In thousands)

	June 30, 2025	December 31, 2024
Assets
Current assets:
Restricted cash	$22,167	$18,825
Accounts receivable and affiliates	23,807	12,848
Inventory	36,694	33,865
Prepaid expenses	14,590	15,481
Assets from risk management activities	65,673	44,254
Other current assets	213	149
Total current assets	163,144	125,422

Property, plant, and equipment	735,403	732,820
Accumulated depreciation	(51,557)	(38,918)
Property, plant, and equipment, net	683,846	693,902

Assets from risk management activities, long term	54,962	27,803
Total assets	$901,952	$847,127

Liabilities and Member's Equity

Current liabilities:
Short term debt	$6,500	$-
Current portion of long-term debt	9,222	-
Accounts payable and accrued expenses	43,009	28,993
Accounts payable - affiliate	603	603
Liabilities from risk management activities	65,375	35,611
Total current liabilities	124,709	65,207

Long term debt	632,012	-
Liabilities from risk management activities, long term	46,146	14,795
Asset retirement obligations	2,087	2,006
Deferred Taxes	499	354
Total liabilities	805,453	82,362

Member's equity	96,499	764,765
Total liabilities and member's equity	$901,952	$847,127

See accompanying notes to the interim condensed consolidated financial statements

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Consolidated Statements of Operations

(Unaudited)

(In thousands)

	Three months ended	Six months ended	Three months ended	Six months ended
	June 30, 2025	June 30, 2025	June 30, 2024	June 30, 2024
Revenues:

Energy revenues	$71,582	$160,958	$86,520	$144,771
Gain on risk management activities	76,009	61,639	22,896	56,025
Total revenues	147,591	222,597	109,416	200,796

Operating expenses:
Fuel and transportation	51,322	125,641	36,985	80,917
Loss on risk management activities	22,910	7,609	2,697	10,539
Operating and maintenance	33,608	56,098	19,321	34,101
General and administrative	1,275	2,541	1,665	3,080
Depreciation	6,324	12,639	6,286	12,551
Accretion	41	81	38	75
Total operating expenses	115,480	204,609	66,992	141,263

Operating income	32,111	17,988	42,424	59,533

Interest expense, net	(3,199)	(3,129)	(10,398)	(21,938)
Income before income taxes	28,912	14,859	32,026	37,595

Income tax expense	653	748	(119)	1,685

Net income	$28,259	$14,111	$32,145	$35,910

See accompanying notes to the interim condensed consolidated financial statements

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Consolidated Statements of Member's Equity

(Unaudited)

(In thousands)

Total
member's
equity
Balances at December 31, 2023	$502,056

Net income (loss)	191,565
Capital contribution	389,104
Distributions	(317,960)
Balances at December 31, 2024	$764,765

Balances at March 31, 2025	$703,962

Net income (loss)	28,259
Capital contribution	5,541
Distributions	(641,263)
Balances at June 30, 2025	$96,499

Balances at December 31, 2024	$764,765

Net income (loss)	14,111
Capital contribution	11,525
Distributions	(693,902)
Balances at June 30, 2025	$96,499

Balances at March 31, 2024	$315,420

Net income (loss)	32,145
Balances at June 30, 2024	$347,565

Balances at December 31, 2023	$502,056

Net income (loss)	35,910
Capital contribution	825
Distributions	(191,226)
Balances at June 30, 2024	$347,565

See accompanying notes to the interim condensed consolidated financial statements

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(Unaudited)

(In thousands)

	Three months ended	Six months ended	Three months ended	Six months ended
	June 30, 2025	June 30, 2025	June 30, 2024	June 30, 2024
Cash flows from operating activities:
Net income	$28,259	$14,111	$32,145	$35,910
Adjustments to reconcile net income to net cash used
in operating activities:
Depreciation	6,324	12,639	6,286	12,551
Amortization of deferred financing cost	245	245	532	7,636
Deferred taxes	370	145	-	(35)
Accretion	40	81	38	76
Risk management activities	(26,315)	12,537	10,774	32,160
Change in assets and liabilities:
Increase in accounts receivable	(20,995)	(10,959)	(25,111)	(25,477)
Decrease (increase) in inventory and capital spares	(4,680)	(4,963)	921	3,032
Increase in prepaid expenses	1,119	891	(1,718)	(6,562)
Increase in other current assets	(37)	(64)	(2,070)	(2,070)
Decrease in accounts payable - affiliate	-	-	300	(51)
Increase in accounts payable and accrued expenses	24,027	14,016	5,364	4,019
Decrease in accrued interest	-	-	(263)	-
Net cash provided by (used in) operating activities	8,357	38,679	27,198	61,189

Cash flows from investing activites:
Capital expenditures	(292)	(449)	(781)	(1,551)
Net cash used in investing activities	(292)	(449)	(781)	(1,551)

Cash flows from financing activities:
Proceeds from issuance of short term debt	6,500	6,500	-	2,000
Principal payments on short term debt	-	-	(2,000)	(2,000)
Proceeds from issuance of long term debt	650,000	650,000	-	150,000
Principal payments on long term debt	-	-	(1,499)	(2,500)
Debt issuance costs	(9,011)	(9,011)	-	(4,277)
Capital contributions	5,541	11,525	-	825
Distributions	(641,263)	(693,902)	-	(191,226)
Net cash (used in) provided by financing activities	11,767	(34,888)	(3,499)	(47,178)
Net change in restricted cash	19,832	3,342	22,918	12,460
Restricted cash, beginning of period	2,335	18,825	8,101	18,559
Restricted cash, end of period	$22,167	$22,167	$31,019	$31,019
Supplemental disclosure of cash flow information:
Cash paid for interest	$2,959	$2,959	$10,219	$16,485

See accompanying notes to the interim condensed consolidated financial statements

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and six months ended June 30, 2025 and June 30, 2024

(Unaudited)

(In thousands)

(1)	Organization

Linebacker Power Funding, LLC (the Company), a Delaware limited liability company, was formed on April 18, 2023 to own and finance three natural gas-fired plants (the Generation Facilities), providing 2,020 megawatts of power in the Electric Reliability Council of Texas, Inc (ERCOT). The Company is owned by Linebacker Power Holdings, LLC (Holdings). Holdings is wholly-owned by Linebacker Power, LLC (Linebacker). Linebacker is owned by LS Power Equity Partners IV, LP (Equity Partners).

On October 3, 2024, the interests in the Company were contributed to Thunder Generation Funding, LLC (Thunder), a limited liability company formed on June 26, 2024.

On May 12, 2025, a definitive purchase and sale agreement was executed with NRG Energy, Inc. for the sale of the Company. The transaction is subject to customary closing conditions and regulatory approvals.

These condensed consolidated financial statements reflect the three months and six months ended June 30, 2025 and June 30, 2024.

The Generation Facilities owned by the Company are described below:

Year
Entity	Location	Size	operational	Type
Jack County Power, LLC	Jacksboro, TX	1,237 MW	2005-2011	Combined Cycle
Johnson County Power, LLC	Cleburne, TX	266 MW	1997-2005	Combined Cycle
R.W. Miller Power, LLC	Palo Pinto, TX	517 MW	1968-1994	Simple & Combined Cycle

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The interim condensed consolidated financial statements of Linebacker Power Funding, LLC have been prepared by us, without audit, in accordance with U.S. generally accepted accounting principles (U.S. GAAP). Certain information and footnote disclosures normally included in annual financial statements have been condensed or omitted as permitted by such rules and regulations. All normal recurring adjustments have been included, and intercompany transactions have been eliminated in the interim condensed and consolidated financial statements. Management believes the disclosures are adequate to present fairly the financial position, results of operations, and cash flows at the dates and for the periods presented. These interim condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and the notes for the year ended December 31, 2024, and December 31, 2023. Results for interim periods are not necessarily indicative of those to be expected for the fiscal year.

These condensed consolidated financial statements and notes reflect the Company’s evaluation of events occurring subsequent to the condensed consolidated balance sheets date through August 15, 2025, the date the condensed consolidated financial statements were issued.

6	(Continued)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and six months ended June 30, 2025 and June 30, 2024

(Unaudited)

(In thousands)

(b)	Use of Estimates

Management makes estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities and reported amounts of revenues and expenses to prepare the condensed consolidated financial statements in conformity with U.S. GAAP. The most significant of these estimates and assumptions relate to the valuation of acquired assets, derivative instruments, and asset retirement obligations. Actual results could differ materially from those estimates.

(c)	Restricted Cash

Restricted cash consists of amounts that are restricted under the terms of certain financing agreements from transfer or dividend until such time as certain conditions are met. Such restricted cash is used primarily for operating expenses and debt service.

(d)	Income Taxes

The Company has been organized as a limited liability company and is treated as a disregarded entity for federal and state income tax purposes. Therefore, no federal and state income taxes other than Texas Gross Margin Tax (Margin Tax) are assessed at the entity level. Deferred taxes recorded on the accompanying balance sheets arise from Gross Margin Tax temporary differences associated with unrealized gains and losses on the Company’s energy risk management activities.

The Company, in accordance with ASC 740, Income Taxes, performs the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are ‘‘more likely than not’’ of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely than not threshold would be derecognized and recorded as a tax benefit or expense in the current period. However, the Company’s conclusions regarding these uncertain tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, ongoing analysis of tax laws, regulations and interpretations thereof.

(3)	Select Balance Sheet Information

(a)	Inventory

As of June 30, 2025, fuel oil was $12.1 million, natural gas was $4.6 million and spare parts inventory was $20.0 million. As of December 31, 2024, fuel oil was $12.7 million, natural gas was $3.0 million and spare parts inventory was $18.2 million.

(b)	Property, Plant and Equipment

Property, plant and equipment are stated at cost, less accumulated depreciation. As of June 30, 2025, and June 30, 2024, Property, plant and equipment, net consisted of the following (in thousands):

7	(Continued)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and six months ended June 30, 2025 and June 30, 2024

(Unaudited)

(In thousands)

	June	December
	30, 2025	31, 2024
Plant and equipment	$730,610	$728,206
Land	2,700	2,700
Computer software and hardware	1,914	1,914
Office furniture & fixtures	151	-
Vehicles	28	-
Total property, plant and equipment	735,403	732,820
Accumulated depreciation	(51,557)	(38,918)
Property, plant and equipment, net	$683,846	$693,902

For each of the three and six months periods ended June 30, 2025 and 2024, depreciation expense for property, plant and equipment was $6.3 million and $12.6 million, respectively.

(c)	Asset Retirement Obligation

As of June 30, 2025 and December 31, 2024, the Company had a liability of $2.1 million and $2.0 million, respectively, for asset retirement obligations on the accompanying condensed consolidated balance sheets to provide for the future removal and disposal of hazardous waste from the Generation Facilities. For the three month and six month period ended June 30, 2025, Accretion expense was $41 thousand and $81 thousand, respectively. For the three month and six month period ended June 30, 2024, Accretion expense was and $38 thousand and $75 thousand, respectively.

(4)	Facility and Contract Commitments

(a)	Energy Management Agreement

For the three month and six month period ended June 30, 2025, the Company incurred costs under the Energy Management Agreements (EMAs) of $300 thousand and $600 thousand respectively and for the three month and six month period ended June 30, 2024, the Company incurred costs under the EMAs of $300 thousand and $600 thousand, respectively, which are recorded under General and administrative expenses in the accompanying condensed consolidated statements of operations. The characteristics and details of the EMAs remain consistent with those disclosed in the annual financial statements for the year ended December 31, 2024, with no material updates during the interim period.

(b)	Operation and Maintenance Agreement

For the three month and six month period ended June 30, 2025, the Company incurred fixed costs under the operation and maintenance agreements of $380 thousand and $793 thousand, respectively, which are recorded under General and administrative expenses, and incurred $4.2 million and $8.7 million, respectively, of other labor costs, which are recorded under Operating and maintenance expenses in the accompanying condensed consolidated statements of operations. For the three month and six month period ended June 30, 2024, the Company incurred fixed costs under the operation and maintenance agreements of 423 thousand and $805 thousand, respectively, which are recorded under General and administrative expenses, and incurred $4.1 million and $8.2 million, respectively, of other labor costs, which are recorded under Operating and maintenance expenses in the accompanying condensed consolidated statements of operations. The characteristics and details of these agreements remain consistent with those disclosed in the annual financial statements for the year ended December 31, 2024, with no material updates during the interim period.

8	(Continued)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and six months ended June 30, 2025 and June 30, 2024

(Unaudited)

(In thousands)

(c)	Gas Transportation and Storage Agreements

For the three month and six month period ended June 30, 2025, the Company incurred costs of $5.8 million and $11.2 million respectively, and for the three month and six month period ended June 30, 2024, the Company incurred costs of $3.9 million and $8.1 million respectively, under the gas transportation and storage agreements, which are reflected as a component of Fuel and transportation expenses on the accompanying condensed consolidated statements of operations. As of June 30, 2025 and June 30, 2024, the Company has $2.9 million and $1.8 million, respectively, in LOCs outstanding related to the gas transportation and storage agreements. The characteristics and details of these agreements remain consistent with those disclosed in the annual financial statements for the year ended December 31, 2024, with no material updates during the interim period.

(d)	Electric Interconnection Agreement

The Company has an interconnection agreement with ERCOT to connect the Generation Facilities to the electrical power grid.

(e)	Long Term Service Agreement

Johnson and Siemens Energy, Inc. (Siemens) are parties to a long-term service agreement (Johnson LTSA) which provides outage procedures, program management services, and other maintenance services and parts for the covered units. The Johnson LTSA expires on December 31, 2040. The quarterly variable payments under the Johnson LTSA are deferred as prepaid expenses until the planned outage maintenance occurs, at which time, the cost of the planned maintenance outage will be expensed. The Company also pays an annual fixed fee subject to escalation, which is expensed.

For the three month and six month period ended June 30, 2025, the Company made prepayments under the Johnson LTSA of $146 thousand and $574 thousand, respectively. For the three month and six month period ended June 30, 2024, the Company made prepayments under the Johnson LTSA of $389 thousand and $508 thousand, respectively. For both the three month and six month period ended June 30, 2025, the Company expensed $2.6 million related to the Johnson LTSA, recorded under Operating and maintenance expenses in the accompanying condensed consolidated statements of operations. For the three month and six month period ended June 30, 2024, the Company expensed $44 thousand and $89 thousand, respectively, related to the Johnson LTSA. The cumulative payments made have exceeded the cumulative costs and accordingly the net excess is reflected as a component of Prepaid expenses in the accompanying consolidated balance sheets as of June 30, 2025 and December 31, 2024, in the amounts of $146 thousand and $2.1 million, respectively.

9	(Continued)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and six months ended June 30, 2025 and June 30, 2024

(Unaudited)

(In thousands)

Jack and GE International (GE) are parties to a long-term service agreement (Jack LTSA) which provides certain maintenance services and parts for the covered units. The Jack LTSA expires on December 31, 2033. The quarterly variable payments under the Jack LTSA are deferred as prepaid expenses until the planned outage maintenance occurs, at which time, the cost of the planned maintenance outage will be expensed. The Company also pays an annual fixed fee subject to escalation, which is expensed.

For the three month and six month period ended June 30, 2025, the Company made prepayments under the Jack LTSA of $983 thousand and $1.9 million, respectively. For the three month and six month period ended June 30, 2024, the Company made prepayments under the Jack LTSA of $ 966 thousand and $2.0 million, respectively. For the three month and six month period ended June 30, 2025, the Company expensed $157 thousand and $315 thousand, respectively, related to the Jack LTSA, recorded under Operating and maintenance expenses in the accompanying condensed consolidated statements of operations. For the three month and six month period ended June 30, 2024, the Company expensed $157 thousand and $315 thousand, respectively, related to the Jack LTSA. The cumulative payments made have exceeded the cumulative costs and accordingly the net excess is reflected as a component of Prepaid expenses in the accompanying consolidated balance sheets as of June 30, 2025 and December 31, 2024, in the amounts of $8.2 million and $6.3 million, respectively.

(5)	Financing Arrangements

The company’s financing arrangements consisted of the following as of June 30, 2025 (in thousands):

Loan agreement	June 30, 2025
Senior secured notes	$650,000
Revolving facility	6,500
Total debt principal	656,500
Less: unamortized debt issuance and deferred financing costs	(8,766)
Total debt	647,734
Less: current portion	(9,222)
Less: Short term debt	(6,500)
Long term debt	632,012

(a)	Credit Agreement

On June 29, 2023 the Company executed a credit agreement with a group of lenders (the Credit Agreement). The Credit Agreement consists of the following:

a)	a $390 million term facility (Term Loan)

b)	a $35 million revolving facility (Revolving Facility)

10	(Continued)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and six months ended June 30, 2025 and June 30, 2024

(Unaudited)

(In thousands)

c)	a $45 million Letter of Credit facility (LC Facility)

On October 3, 2024, the Company received a capital contribution of $389.1 million from Thunder. This capital contribution was specifically designated for and utilized in the repayment of the Company’s outstanding Term Loan, at which time the Credit Agreement was terminated.

(b)	New Credit Agreement

On June 9, 2025, the Company entered into a credit agreement (the New Credit Agreement) with a group of lenders. The New Credit Agreement consists of the following:

(a)	a $650 million term loan (New Term Loan),

(b)	a $50 revolving facility (New Revolving Facility),

(c)	a $50 million Letter of Credit facility (New LC Facility)

The interest rates in effect as of June 30, 2025 for the New Revolving Facility was 7.5%.

The amortization of the debt issuance and deferred financing costs is reflected as a component of interest expense, net on the accompanying condensed consolidated statements of operations. For both the three and six months ended June 30, 2025, amortization of these costs totaled $245 thousand.

As of June 30, 2025, a LOC was issued in the amount of $30.1 million. This LOC satisfies the debt service reserve requirement.

As of June 30, 2025, the Company had $43.5 million available under the New Revolving Facility.

(6)	Derivative Instruments and Hedging Activities

The Company enters into interest rate swaps to reduce its exposure to market risks from changing interest rates and commodity derivatives to reduce its exposure to market fluctuations of energy and natural gas prices. The Company is a party to the following derivative instruments:

(a)	Commodity Derivatives

The Company entered into various energy related derivatives to manage the commodity price risk associated with power revenues and fuel costs, including:

a)	Power Swap Contracts which require payments to or from counterparties based upon the difference between the contract and the market price for a predetermined notional amount. These contracts are used to manage commodity price risk associated with changes in the ERCOT power prices.

11	(Continued)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and six months ended June 30, 2025 and June 30, 2024

(Unaudited)

(In thousands)

b)	Gas Swap Contracts which require payments to or from counterparties based upon the difference between the contract and the market price for a predetermined notional amount. These contracts are used to manage commodity price risk at multiple delivery points associated with changes in fuel prices.

Fair Value Measurements

The following tables set forth by level within the fair value hierarchy the assets and liabilities of the Company that were accounted for at fair value on a recurring basis as of June 30, 2025 and June 30, 2024. These assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement requires judgment, and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels. The three levels of the fair value hierarchy defined by ASC 820 are as follows:

•	Level 1 – Quoted prices are available in active markets for identical assets or liabilities as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 – Pricing inputs are other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date. Level 2 includes those financial instruments that are valued using models or other valuation methodologies. These models are primarily industry-standard models that consider various assumptions, including quoted forward prices for commodities, time value, volatility factors, and current market and agreement prices for the underlying instruments, as well as other relevant economic measures. Substantially all of these assumptions are observable in the marketplace throughout the full term of the instrument, can be derived from observable data, or are supported by observable levels at which transactions are executed in the marketplace.

•	Level 3 – Pricing inputs include significant inputs that are generally less observable from objective sources. These inputs may be used with internally developed methodologies that result in management’s best estimate of fair value.

The following table presents assets and liabilities measured and recorded at fair value on the Company’s condensed consolidated balance sheets and their level within the fair value hierarchy as of June 30, 2025 and December 31, 2024 (in thousands):

	Fair value as of June 30, 2025
	Level 1	Level 2	Level 3	Total
Commodity Derivatives- assets	$-	120,635	-	120,635
Commodity Derivatives- liabilities	-	(111,521)	-	(111,521)
Derivative Instruments assets (net)	$-	9,114	-	9,114

12	(Continued)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and six months ended June 30, 2025 and June 30, 2024

(Unaudited)

(In thousands)

	Fair value as of December 31, 2024
	Level 1	Level 2	Level 3	Total
Commodity Derivatives- assets	$-	72,057	-	72,057
Commodity Derivatives- liabilities	-	(50,406)	-	(50,406)
Derivative Instruments assets (net)	$-	21,651	-	21,651

For the period ended June 30, 2025 and for the period ended December 31, 2024, the Company did not have any transfers between Levels 1, 2, or 3.

The following tables present information concerning the impact of derivative instruments on the accompanying condensed consolidated balance sheet and condensed consolidated statement of operations.

Impact of Derivative Instruments on the Accompanying Condensed Consolidated Balance Sheet

The following table presents the classifications and fair value of derivative instruments on the accompanying condensed consolidated balance sheets as of June 30, 2025 and December 31, 2024 (in thousands):

		June 30,	December 31,
		2025	2024
Derivatives not designated as hedging activities:
Commodity derivatives	Assets from risk-management activities - short term	$65,673	44,254
Commodity derivatives	Assets from risk-management activities - long term	54,962	27,803
Commodity derivatives	Liabilities from risk-management activities - short term	(65,375)	(35,611)
Commodity derivatives	Liabilities from risk-management activities - long term	(46,146)	(14,795)
Total derivatives not designated as hedging activities		9,114	21,651
Total derivatives, net asset		$9,114	21,651

Impact of Derivative Instruments on the Accompanying Condensed Consolidated Statements of Operations

The following table presents the classification and amount of the gains and losses on derivative instruments in the accompanying condensed consolidated statements of operations for the period ended June 30, 2025 and for the period ended June 30, 2024.

The impact of derivative instruments that have not been designated as hedging instruments (in thousands):

13	(Continued)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and six months ended June 30, 2025 and June 30, 2024

(Unaudited)

(In thousands)

		Amount of gain (loss) in income on
		derivatives
	Location of gain (loss) recognized	Three-months ended	Six-months ended
Instrument	in income on derivatives	June 30, 2025	June 30, 2025
Derivatives not designated as hedges
Commodity derivatives - power	Gain on risk management activities	$76,009	61,639
Commodity derivatives - gas	Loss on risk management activities	(22,910)	(7,609)
Total net gain in income on derivatives		$53,099	54,030

		Amount of gain (loss) in income on
		derivatives
	Location of gain (loss) recognized	Three-months ended	Six-months ended
Instrument	in income on derivatives	June 30, 2024	June 30, 2024
Derivatives not designated as hedges
Commodity derivatives - power	Gain on risk management activities	$22,896	56,025
Commodity derivatives - gas	Loss on risk management activities	(2,697)	(10,539)
Interest rate swap	Interest expense net	14	1,072
Total net gain in income on derivatives		$20,213	46,558

14	(Continued)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and six months ended June 30, 2025 and June 30, 2024

(Unaudited)

(In thousands)

Offsetting of Derivative Assets and Liabilities

The Company has not elected to present derivative assets and liabilities on the balance sheet by offsetting amounts that could be netted pursuant to agreements with the Company’s counterparties.

The following tables present the gross and net derivative assets and liabilities and shows the effect if the offsetting amounts were shown net pursuant to agreements with the Company’s counterparties on the accompanying condensed consolidated balance sheets for the period ended June 30, 2025 and for the period ended December 31, 2024 (in thousands):

	Gross amounts
	not offset in	Offsetting amounts
	financial	of derivative	Net amount
	statements as of	instruments as of	after offset as of
	June 30, 2025	June 30, 2025	June 30, 2025
Assets from risk management activities	$120,635	(61,026)	59,608
Liabilities from risk management activities	(111,521)	61,026	(50,495)
	$9,114	-	9,114

	Gross amounts
	not offset in	Offsetting amounts
	financial	of derivative	Net amount
	statements as of	instruments as of	after offset as of
	December 31, 2024	December 31, 2024	December 31, 2024
Assets from risk management activities	$72,057	(48,099)	23,958
Liabilities from risk management activities	(50,406)	48,099	(2,307)
	$21,651	-	21,651

15	(Continued)

LINEBACKER POWER FUNDING, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

For the three and six months ended June 30, 2025 and June 30, 2024

(Unaudited)

(In thousands)

(7)	Related Party Transactions

The Company receives certain overhead administrative and management services from an affiliate. These costs are not allocated to the Company. All other costs related to the operation and management of the Generation Facilities are reflected in the accompanying condensed consolidated statements of operations.

Certain derivative instruments are entered into by an affiliate on behalf of the Company and have been recorded in the condensed consolidated financial statements of the Company.

(8)	Member’s Equity

Profits, losses, and distributions are allocated in accordance with the provisions of the Company’s Limited Liability Company agreement. For the three months and six months period ended June 30, 2025, the Company made distributions in the amounts of $641.3 million and $693.9 million respectively. For the three months and six months period ended June 30, 2024, the Company made distributions in the amounts of $0 million and $191.2 million respectively, consisting of $0 million and $182.3 million respectively from the financing of the Credit Agreement and $0 million and $8.9 million from excess cash flows from operations. For the three and six months ended June 30, 2025, the Company received contributions of $5.0 million and $11.5 million, respectively. For the three and six months ended June 30, 2024, the Company received contributions of $0 thousand and $825 thousand respectively.

(9)	Commitments and Contingencies

The Company enters into contracts in the ordinary course of business that contain various representations, warranties, indemnifications, and guarantees. Some of the agreements contain indemnities that cover the other party’s negligence or limit the other party’s liability with respect to third-party claims, in which event the Company effectively indemnifies the other party. While there is the possibility of a loss related to such representations, warranties, indemnifications, and guarantees in the contracts and such loss could be significant, the Company considers the probability of loss to be remote.

The Company, from time to time, is a party to certain other claims arising in the ordinary course of business. The Company is of the opinion that final disposition of these claims will not have a material adverse effect on the Company’s financial position, results of operations, or cash flows.

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